SOUND SHORE FUND, INC.

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that T. GIBBS KANE, JR. constitutes and appoints Shanna S. Sullivan, Charles S. Todd, Lowell Haims and Susan Mosher, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-1A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ T. Gibbs Kane, Jr.

Dated : January 22, 2010	T. Gibbs Kane, Jr.

SOUND SHORE FUND, INC.

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that HARRY W. CLARK. constitutes and appoints Shanna S. Sullivan, Charles S. Todd, Lowell Haims and Susan Mosher, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-1A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ Harry W. Clark

Dated : January 28, 2010	Harry W. Clark

SOUND SHORE FUND, INC.

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that JOHN J. MCCLOY II. constitutes and appoints Shanna S. Sullivan, Charles S. Todd, Lowell Haims and Susan Mosher, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-1A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ John J. McCloy, II

Dated : January 21, 2010	John J. McCloy, II

SOUND SHORE FUND, INC.

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that HARRY BURN III. constitutes and appoints Shanna S. Sullivan, Charles S. Todd, Lowell Haims and Susan Mosher, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-1A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ Harry Burn, III

Dated : January 25, 2010	Harry Burn, III

SOUND SHORE FUND, INC.

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that DAVID BLAIR KELSO constitutes and appoints Shanna S. Sullivan, Charles S. Todd, Lowell Haims and Susan Mosher, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-1A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ David Blair Kelso

Dated : January 25, 2010	David Blair Kelso

SOUND SHORE FUND, INC.

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that H. WILLIAMSON GHRISKEY constitutes and appoints Shanna S. Sullivan, Charles S. Todd, Lowell Haims and Susan Mosher, and each of them, as true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form N-1A and any or all amendments thereto of Sound Shore Fund, Inc. and to file the same with the Securities and Exchange Commission, granting unto the said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

/s/ H. Williamson Ghriskey

Dated : January 26, 2010	H. Williamson Ghriskey